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                        SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C. 20549

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                                      FORM 8-K

                                   CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(D) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported):  May 8, 1998
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                           ANDREA ELECTRONICS CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


      New York                      1-4324                 11-0482020
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(State or Other Jurisdiction     (Commission             (IRS Employer
 of Incorporation)                File Number)         Identification No.)

   11-40 45th Road, Long Island City, New York           11101
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   (Address of Principal Executive Offices)            (Zip Code)

Registrant's telephone number, including area code:  (718) 729-8500
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                                 Not Applicable
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           (Former Name or Former Address, if Changed Since Last Report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On May 5, 1998, Andrea Electronics Corporation, a New York Corporation (the "Registrant" or "Andrea"), acquired all of the outstanding ordinary shares of capital stock of Lamar Signal Processing, Ltd. (respectively, the "Lamar Shares" and "Lamar"), an Israeli corporation which develops digital signal processing (DSP) noise cancellation microphone solutions for voice-driven interfaces covering a wide range of audio and acoustic applications. The consideration paid by Andrea for the acquisition of the Lamar Shares was $3,000,000 in cash and 1,800,000 shares of Andrea's common stock, par value $.50 per share (the "Andrea Shares"). The Company issued a press release announcing the completion of the acquisition of Lamar on May 6, 1998, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

     Of the aggregate cash consideration paid by Andrea for the Lamar Shares, $1,000,000 was paid on May 5, 1998 and the remainder is payable in four equal installments on each of the sixth, twelfth, twenty-fourth and thirty-six month anniversaries of the closing.

     Of the 1,800,000 Andrea Shares comprising the share consideration paid by Andrea for the Lamar Shares, one-third shall become freely transferable on the first anniversary of the Closing, an additional one-third shall become freely transferable on the second anniversary of the Closing, and the last one-third shall become freely transferable on the third anniversary of the Closing. During the period prior to each such anniversary, the Andrea Shares comprising the share consideration that have not yet become freely tradeable shall not be sold, offered, pledged or otherwise disposed of or transferred by a holder except under certain limited conditions.

     The foregoing summary of the acquisition is qualified in its entirety by reference to the copies of the acquisition agreements attached hereto as
Exhibit 2.1 and Exhibit 2.2 and incorporated herein by reference.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) Financial Statements of Business Acquired. The financial statements required to be submitted with this Form 8-K will be filed by amendment before July 19, 1998 (the date that is 60 days from the date that this form must be filed pursuant to Item 7(a)(4) of the instructions to Form 8-K).

(b) Pro Forma Financial Information. The pro forma financial information required to be submitted with this Form 8-K will be filed by amendment before July 19, 1998 (the date that is 60 days from the date that this form must be filed pursuant to Item 7(b)(2) of the instructions to Form 8-K).

(c)     Exhibits:

     Exhibit
     Number                Description
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       2.1             Stock Purchase Agreement dated April 6, 1998

       2.2             Amendment No. 1 to the Stock Purchase Agreement dated
                       May 5, 1998

      99.1             Press release dated May 6, 1998


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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: May 7, 1998                 ANDREA ELECTRONICS CORPORATION
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                                        (Registrant)


                              /s/ Patrick D. Pilch
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                                  Patrick D. Pilch
                                  Executive Vice President,
                                  Chief Financial Officer